Exhibit 10.2(a)


                 Executive Protection Policy

                              DECLARATIONS

                              EXECUTIVE PROTECTION POLICY

                              Policy Number  8132-05-32B

                              Federal Insurance Company, a stock
                              insurance company, incorporated
                              under the laws of Indiana, herein
                              called the Company.

Item 1.   Parent Organization:
          ROUNDY'S, INC.

          23000 ROUNDY DRIVE
          PEWAUKEE, WISCONSIN
          53072

Item 2.   Policy Period:      From 12:01 A.M. on NOVEMBER 01, 1995
                              To   12:01 A.M.    NOVEMBER 01, 1996
                              Local time at the address shown in
                              Item 1.

Item 3.   Coverage Summary
          Description
          GENERAL TERMS AND CONDITIONS
          EXECUTIVE LIABILITY AND INDEMNIFICATION

Item 4.   Termination of
          Prior Policies:

THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY
LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT
PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE
APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS.  EXCEPT
AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY
CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY
PERIOD.  PLEASE READ CAREFULLY.

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                  FEDERAL INSURANCE COMPANY

HENRY A. GULICK                         DEAN R. OFFURE
_______________________                 ______________________
Secretary                               President


NOVEMBER 8, 1995                        JOHN S. BAIN
_______________________                 ----------------------
Date                                    Authorized
                                        Representative